NOTE 13 - EARNINGS PER SHARE: Schedule of Earnings Per Share, Basic and Diluted (Details) - USD ($)	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2016
Details
Net Income (Loss)	$ 4,603,708	$ 4,945,764	$ 3,483,441
Basic	20,800,670	15,000,000	15,000,000
Dilutive securities -unexercised warrants and options	9,280	0	0
Diluted	20,809,950	15,000,000	15,000,000
Basic	$ 0.22	$ 0.33	$ 0.23
Diluted	$ 0.22	$ 0.33	$ 0.23